                                  February 16, 1995



The Peregrine Real Estate Trust

1300 Ethan Way
Sacramento, California  95825

Ladies and Gentlemen:

     Reference is made to the Second Amended and Restated Note Agreement between The Peregrine Real Estate Trust ("Company") and The Prudential Insurance Company of America, as agent for the Noteholders ("Prudential") dated as of September 27, 1994 (the "Agreement"), pursuant to which Company issued the Principal Notes to the Noteholders and may issue to the Noteholders from time to time, INTER ALIA, the Interest Deferral Notes. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Agreement.

     At the request of Company and pursuant to the provisions of Section 8.3 of this Agreement, the Noteholders agree to the following amendments to the
Agreement:

     1. Article 1 is amended by adding the following defined term as Section 1.79A:

          "1.79A "Release Dates" has the meaning set forth in Section 2.4(b)."

     2. Section 2.4(b) is amended by deleting the phrase "Company shall immediately pay to Agent" that appears at the beginning of the section and substituting in its place, "On the Release Dates (as defined below), Company shall pay to Agent."

     3. Section 2.4(b) is further amended by adding the following at the end of the section:

          "The payments required by this Section 2.4(b) shall be made on the following dates (the "Release Dates"): (i) those dates on which the aggregate Net Cash Proceeds that have been received from the transactions or events described in this Section 2.4(b) and that have not been paid to Agent in accordance with this Section 2.4(b) exceed $100,000, and (ii) those dates 30 days after the end of each fiscal quarter, if any Net Cash Proceeds have been received during such fiscal quarter and have not been paid to Agent in accordance with this
          Section 2.4(b). Prior to the Release Dates, Company may retain such Net Cash Proceeds but may not withdraw or otherwise use such proceeds for any purpose other than prepayments in accordance with this Section 2.4(b)."

     4. The last sentence of Section 2.4( c) is deleted and the following is substituted in its place:

          "Notice of prepayment having been given as aforesaid, the principal amount of the Notes specified in such notice, together, if applicable, with interest thereon to the prepayment date, shall become due and payable on such prepayment date."

     5. Section 2.7 is amended by adding the following at the end of the section:

          "Notwithstanding the foregoing, until such time as Company is paying interest on the Notes in cash, all prepayments of the Notes pursuant to Section 2.4(b) shall be allocated FIRST to the principal balance of the Interest Deferral Notes, and SECOND to the principal balance of the Principal Notes; thereafter, prepayments of the Notes pursuant to
          Section 2.4(b) shall be allocated FIRST to the principal balance of the Interest Deferral Notes plus interest thereon to the prepayment date, and SECOND to the principal balance of the Principal Notes plus interest thereon to the prepayment date."

     6. Section 5.2 is amended by deleting the second sentence and substituting the following in its place:

          "At the same time Company delivers the financial statements required by Sections 5.3(c) and (d), Company shall deliver to Agent and each Noteholder a Certificate of Compliance and Financial Condition, properly executed in the form attached hereto as Exhibit E."

     7.   The Exhibit E is amended by adding the following as Paragraph 4:

          "4. The following Net Cash Proceeds were received by CET and the following prepayments were made during the fiscal quarter most recently ended:

          Sale of collateral permitted by
                Section 6.6                                    $----------------

          Grant of option to purchase
                 Collateral permitted by
                 Section 6.7                                    ----------------

          Refinancing Indebtedness permitted
                 by Section 6.8                                 ----------------

          New (re)financing secured by Lien
                 on Collateral                                  ----------------

          Principal (pre)payment on Note
                 Receivable                                     ----------------

          Sharable CalREIT dividends                            ----------------

          Total Net Cash Proceeds                              $----------------

          Noteholders' Share                                          X .800

          Noteholders' Share of
                 Net Cash Proceeds                             $----------------

          Mandatory Prepayments Made to
                 Noteholders                                   $----------------


Dates(s), if any, on which aggregate Net Cash
Proceeds exceeded $100,000                                     $----------------


          Company represents, warrants and agrees that (i) other than this letter agreement the parties have not entered into any amendment or mutual disregard of the terms and conditions of the Agreement, or any course of dealing or variance with the terms and provisions thereof, (ii) it has obtained all consents, waivers, approvals and amendments (collectively, "Consents") necessary to avert a Default or Event of Default under any material agreement, including under the agreement relating to the New Credit Line, relating to the subject matter hereof, and (iii) after giving effect to this letter and any other Consents, no Default or Event of Default exists on the date hereof or will exist on the date this letter agreement becomes effective.

          This letter agreement may be executed in counterparts that, taken together, shall constitute the letter agreement. Each party to this letter agreement agrees to be bound by its own facsimile signature and to accept the facsimile signatures of the other parties to this letter agreement.

          If you agree with the foregoing, please sign below and return a copy of this letter to the Agent. Upon the execution of this letter by the Majority Noteholders, this letter shall become a binding agreement between Company and Prudential amending the Agreement in the manner and to the extent herein provided.

                              Very truly yours,

                              AGENT:

                              The Prudential Insurance Company of America


                              By:       /s/ Joe Alouf
                                 ----------------------------------------
                                        Name: Joe Alouf
                                        Title: Second Vice President

                              NOTEHOLDERS:

                              Pacific Mutual Life Insurance Company


                              By:       /s/ Elaine M. Havens
                                 ----------------------------------------
                                        Name: Elaine M. Havens
                                        Title: Pacific Mutual Vice President

                              The Prudential Insurance Company of America


                              By:       /s/ Joe Alouf
                                 ----------------------------------------
                                        Name: Joe Alouf
                                        Title: Second Vice President

                              Pruco Life Insurance Company


                              By:       /s/ Gary D. Trubles
                                 ----------------------------------------
                                        Name:
                                        Title: Assistant Vice President

                              ORIX USA Corporation


                              By:       /s/ Masacki Tashiro
                                 ----------------------------------------
                                        Name: Masacki Tashiro
                                        Title: Deputy President and COO


                              Weyerhaeuser Company Master
                              Retirement Trust

                              By:  TCW Special Credits,
                              Its Investment Manager

                              By:  TCW Asset Management Co.


                              By:       /s/ Richard Masson
                                 ----------------------------------------
                                        Name: Richard Masson
                                        Title: Managing Director

                              By:       /s/ Bruce Karsh
                                 ----------------------------------------
                                        Name: Bruce Karsh
                                        Title: Managing Director

                              TCW Special Credits Fund IV

                              By:  TCW Special Credits
                              Its General Partner

                              By:  TCW Asset Management Co.

                              By:       /s/ Richard Masson
                                 ----------------------------------------
                                        Name: Richard Masson
                                        Title: Managing Director

                              By:       /s/ Bruce Karsh
                                 ----------------------------------------
                                        Name: Bruce Karsh
                                        Title: Managing Director

                              TCW Special Credits Plus Fund

                              By:  TCW Special Credits,
                              Its General Partner

                              By:  TCW Asset Management Co.


                              By:      /s/ Richard Masson
                                 ----------------------------------------
                                        Name: Richard Masson
                                        Title: Managing Director

                              By:       /s/ Bruce Karsh
                                 ----------------------------------------
                                        Name: Bruce Karsh
                                        Title: Managing Director

                              TCW Special  Credits Trust IV


                              By:  Trust Company of the West, Trustee


                              By:       /s/ Richard Masson
                                 ----------------------------------------
                                        Name: Richard Masson
                                        Title: Managing Director

                              By:       /s/ Bruce Karsh
                                 ----------------------------------------
                                        Name: Bruce Karsh
                                        Title: Managing Director

                              TCW Special Credits Trust IVA

                              By:  Trust Company of the West, Trustee


                              By:       /s/ Richard Masson
                                 ----------------------------------------
                                        Name: Richard Masson
                                        Title: Managing Director

                              By:       /s/ Bruce Karsh
                                 ----------------------------------------
                                        Name: Bruce Karsh
                                        Title: Managing Director

          Accepted and Agreed:

          The Peregrine Real Estate Trust



          By:      /s/ Arnold G. Brown
             ------------------------------
                   Name: Arnold G. Brown
                   Title:  CFO